     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2004

                                                                FILE NO. 2-86337
                                                               FILE NO. 811-3835
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM N-1A


             REGISTRATIONSTATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          [ PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                       [X] POST-EFFECTIVE AMENDMENT NO. 21                   [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                AMENDMENT NO. 21                             [X]

                                  ------------

                         VALUE LINE CENTURION FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [X] ON MAY 1, 2004 PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

================================================================================

                         Value Line Centurion Fund, Inc.


            --------------------------------------------------------
                                   PROSPECTUS
                                   MAY 1, 2004
            --------------------------------------------------------













  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

               TABLE OF CONTENTS


                     Fund Summary

                     What is the Fund's goal? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund? Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses? Page 4


How We Manage the Fund

Our principal investment strategies Page 5

The principal risks of investing in the Fund Page 6


                                Who Manages the Fund

                                Investment Adviser Page 7

                                Management fees Page 7

                                Portfolio management Page 7


          About Your Account

          How to buy and sell shares  Page 8

          Dividends, distributions and taxes  Page 9



                                   Financial Highlights

                                   Financial Highlights Page 11

               FUND SUMMARY


WHAT IS THE FUND'S GOAL?


               The Fund's investment objective is long-term growth of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


               To achieve the Fund's goal, we invest substantially all of the Fund's net assets in common stocks. In selecting securities for purchase or sale, we rely on the Value Line Timeliness (Trade
               Mark) Ranking System (the "Ranking System"), which compares the Adviser's estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those U.S. securities ranked 1 or 2 by the Ranking System. There are no set limitations of investments according to the company's size.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

               Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

               The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.


               The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

               An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 6.


HOW HAS THE FUND PERFORMED?

               This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) , a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include the costs of buying, selling, and holding the securities. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund's returns would be less than those shown. All returns reflect reinvested dividends. The Fund's past performance is not necessarily an indication of how it will perform in the future.


               TOTAL RETURNS AS OF 12/31 EACH YEAR (%)


[GRAPHIC OMITTED]


               -2.21   40.08   17.34   21.39    27.47    28.23    -12.47   -16.35   -22.93   19.49

               1994    1995    1996     1997     1998     1999     2000    2001      2002     2003

               Best Quarter:  Q4 1998   +29.26%
               Worst Quarter: Q3 2001   (17.22%)



               AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03 (%)




                                                                   1 YEAR        5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------
    VALUE LINE CENTURION FUND                                      19.49%         -2.87%        7.96%
----------------------------------------------------------------------------------------------------------
    S&P 500 (Registered Trademark)  INDEX (REFLECTS NO             28.68%         -0.57%       11.07%
    DEDUCTION FOR FEES OR EXPENSES)
----------------------------------------------------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

               This table describes the fees and expenses you pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.


               ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


               ------------------------------------------------------------------
                MANAGEMENT FEES                            0.50%
               ------------------------------------------------------------------
                DISTRIBUTION AND SERVICE (12B-1) FEES*     0.40%
               ------------------------------------------------------------------
                OTHER EXPENSES                             0.09%
               ------------------------------------------------------------------
                TOTAL ANNUAL FUND OPERATING EXPENSES       0.99%
               ------------------------------------------------------------------



               * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


               EXAMPLE

               This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
               ------------------------------------------------------------------------------------
                 VALUE LINE CENTURION FUND, INC.     $101       $315        $547        $1,213
               ------------------------------------------------------------------------------------

               HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

               Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.


               We analyze economic and market conditions, seeking to identify the market sectors or securities that we think make the best investments.

               In selecting securities for purchase or sale, the Adviser relies on the Ranking System, which has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

               The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.


               At least 90% of the Fund's portfolio will typically consist of common stocks ranked 1 or 2 by the Value Line Timeliness Ranking System. Stocks that fall in rank below 2 will be sold as soon as practical, although stocks ranked 1 or 2 may also be sold if the Adviser deems a sale to be advisable. There are at present 100 stocks ranked 1 and 300 stocks ranked 2.


               The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance for the next six to twelve months. Reliance upon the 1 and 2 rankings, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. Accordingly, the Fund generally will purchase and hold securities which are believed to have relatively superior potential for capital appreciation over the next six to twelve months. Reliance on the Timeliness Rankings is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.



               TEMPORARY DEFENSIVE POSITION


               From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objective.



               PORTFOLIO TURNOVER


               The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. A portfolio turnover rate of 100% or greater increases the expenses of the Fund. See "Financial Highlights" for the Fund's most current portfolio turnover rates.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND

               Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.


               The Fund limits its investments to stocks ranked 1 or 2 by the Ranking System. The Fund's use of the Ranking System involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

               Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons, including issuer-specific events, market perception and general movements in the equity market.

               Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual or semi-annual report.

               WHO MANAGES THE FUND


               The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


               Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of over $3 billion.

               The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. A subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.



MANAGEMENT FEES

               For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.50% of the Fund's average daily net assets.


PORTFOLIO MANAGEMENT

               A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

               ABOUT YOUR ACCOUNT


HOW TO BUY AND SELL SHARES

               You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Fund continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Fund redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.


               THE ACCOMPANYING PROSPECTUS FOR A GIAC VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

               o DISTRIBUTION PLAN


               In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Fund has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund will pay to Value Line Securities, Inc., the Fund's distributor (the "Distributor"), a fee at an annual rate of 0.40% of the Fund's average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules of regulations; and training sales personnel of GIAC regarding the Fund.

               From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Fund shares, or to make payments to third parties that provide assistance in selling Fund shares or that provide support services to owners who fund their Contracts with shares of the Fund. These amounts would be in addition to amounts paid by the Fund.


               o NET ASSET VALUE


               We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.



DIVIDENDS, DISTRIBUTIONS AND TAXES

               The Fund intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Fund.


               For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by the insurance company rather than by Contractowners. Under the Internal Revenue Code, generally dividends and net short-term capital gain distributions from the Fund are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Fund. Contractowners should read the prospectus for GIAC's variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of withdrawals or other payments from such Contracts to Contractowners.

               The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.


               In addition, the Fund also intends to comply with certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Fund's Statement of Additional Information.

               Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

               FINANCIAL HIGHLIGHTS

               The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-221-3253.

               FINANCIAL HIGHLIGHTS



               -----------------------------------------------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                             2003          2002          2001          2000         1999
               -----------------------------------------------------------------------------------------------------------
                 NET ASSET VALUE, BEGINNING OF YEAR     $   15.19      $  19.71      $  27.25      $  36.09     $  30.44
               -----------------------------------------------------------------------------------------------------------
                 INCOME FROM INVESTMENT
                 OPERATIONS:
                  Net investment (loss) income               (.03)         (.01)          .05           .04          .03
                  Net gains or losses on
                  securities (both realized and
                  unrealized)                                2.99         (4.51)        (4.48)        (3.69)        8.13
               -----------------------------------------------------------------------------------------------------------
                  Total from
                  investment operations                      2.96         (4.52)        (4.43)        (3.65)        8.16
               -----------------------------------------------------------------------------------------------------------
                 LESS DISTRIBUTIONS:
                  Dividends from net
                  investment income                            --            --          (.04)         (.03)        (.09)
                  Distributions from net
                  realized gains                               --            --         (3.00)        (5.16)       (2.42)
                  Tax return of capital                        --            --         ( .07)           --           --
               -----------------------------------------------------------------------------------------------------------
                  Total distributions                          --            --         (3.11)        (5.19)       (2.51)
               -----------------------------------------------------------------------------------------------------------
                 NET ASSET VALUE, END OF YEAR            $  18.15      $  15.19      $  19.71      $  27.25     $  36.09
               -----------------------------------------------------------------------------------------------------------
                 TOTAL RETURN**                             19.49%       (22.93)%      (16.35)%      (12.47)%      28.23%
               -----------------------------------------------------------------------------------------------------------
                 RATIOS/SUPPLEMENTAL DATA:

                 Net assets, end of year (in
                 thousands)                              $355,435      $338,651      $523,803      $733,303     $971,372
                 Ratio of expenses to average net
                 assets (1)                                   .99%          .76%          .59%          .59%         .59%
                 Ratio of net investment (loss)
                 income to average net assets               (0.19)%        (.06)%         .20%          .12%         .08%
                 Portfolio turnover rate                      129%          126%          141%           76%          64%
               -----------------------------------------------------------------------------------------------------------


                 ** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total return for all periods shown.

                 (1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


               Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund, c/o GIAC, 7 Hanover Square, New York, NY 10004 or call toll-free 800-221-3253.



               Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 202-942-8090.


               INVESTMENT ADVISER        CUSTODIAN
               Value Line, Inc.          State Street Bank and Trust Company
               220 East 42nd Street      225 Franklin Street
               New York, NY 10017-5891   Boston, MA 02110











                                                               File No.811-3855

                         VALUE LINE CENTURION FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-221-3253

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004


--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Centurion Fund, Inc. (the "Fund") dated May 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent auditors appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-221-3253.


                                  ------------

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       -----
       Description of the Fund and Its Investments and Risks .......   B-2
       Management of the Fund ......................................   B-4
       Investment Advisory and Other Services ......................   B-9
       Service and Distribution Plan ...............................   B-10
       Brokerage Allocation and Other Practices ....................   B-11
       Capital Stock ...............................................   B-12
       Purchase, Redemption and Pricing of Shares ..................   B-12
       Taxes .......................................................   B-13
       Performance Data ............................................   B-15
       Financial Statements ........................................   B-16

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1983. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     INVESTMENT STRATEGIES AND RISKS. The investment objective of the Fund is long-term growth of capital. The Fund's investment objective cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

     The Fund seeks to achieve its investment objective by investing substantially all of its assets in common stocks ranked 1 or 2 for year-ahead performance by the Value Line Timeliness Ranking System. However, a portion of its assets may be held from time to time in cash, debt securities, bonds or preferred stocks when the Adviser deems such a position appropriate in the light of economic or market conditions. The Fund may also purchase restricted securities and enter into repurchase agreements.

     Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.


     REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     FUND POLICIES.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Fund's total assets must be repaid before the Fund may make additional investments.

          (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements.

          (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

          (viii) The Fund may not write, purchase or sell any put or call options or any combination thereof.

          (ix) With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

          (x) The Fund may not invest in commodities or commodity contracts.

          (xi) The primary investment objective of the Fund is long-term growth of capital.


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey. In addition, it is a fundamental policy of the Fund to rely, whenever feasible, on the Value Line Timeliness Ranking System.

     The fundamental policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.


     The following investment policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to any of these non-fundamental investment policies.

     (i) The Fund does not intend to borrow money for leveraging purposes.

     (ii) The Fund may not purchase shares of other investment companies, except
(i) the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

     (iii) The Fund will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

     (iv) The Fund may not invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

     Since the Fund will be used as an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. ("GIAC"), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.


                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.




                                                                                                       OTHER
                                                 LENGTH                  PRINCIPAL                 DIRECTORSHIPS
                                                 OF TIME             OCCUPATION DURING                HELD BY
NAME, ADDRESS AND AGE       POSITION             SERVED               THE PAST 5 YEARS                DIRECTOR
-------------------------   ---------------   ------------   ---------------------------------   -----------------
Interested Directors*

Jean Bernhard Buttner       Chairman of       Since 1983     Chairman, President and Chief       Value Line, Inc.
Age 69                      the Board of                     Executive Officer of Value Line,
                            Directors                        Inc. (the "Adviser") and Value
                            and President                    Line Publishing, Inc. Chairman
                                                             and President of each of the
                                                             14 Value Line Funds and Value
                                                             Line Securities, Inc. (the "Dis-
                                                             tributor").
Marion N. Ruth              Director          Since 2000     Real Estate Executive; Presi-       Value Line, Inc.
5 Outrider Road                                              dent, Ruth Realty (real estate
Rolling Hills, CA 90274                                      broker); Director of the Adviser
Age 69                                                       since 2000.

Non-Interested Directors

John W. Chandler            Director          Since 1991     Consultant, Academic Search                None
1611 Cold Spring Rd                                          Consultation Service, Inc.
Williamstown, MA 01267                                       Trustee Emeritus and Chair-
Age 80                                                       man (1993-1994) of the Board
                                                             of Trustees of Duke University;
                                                             President Emeritus, Williams
                                                             College.

                                                                                                               OTHER
                                                       LENGTH                   PRINCIPAL                  DIRECTORSHIPS
                                                       OF TIME              OCCUPATION DURING                 HELD BY
NAME, ADDRESS AND AGE           POSITION               SERVED                THE PAST 5 YEARS                 DIRECTOR
-----------------------------   -----------------   ------------   -----------------------------------   -----------------
Frances T. Newton               Director            Since 2000     Customer Support Analyst,                  None
4921 Buckingham Drive                                              Duke Power Company.
Charlotte, NC 28209
Age 62

Francis Oakley                  Director            Since 2000     Professor of History, Williams        Berkshire Life
54 Scott Hill Road                                                 College, 1961 to 2002, Presi-         Insurance
Williamstown, MA 01267                                             dent Emeritus since 1994 and          Company
Age 72                                                             President, 1985-1994; Chair-          of America.
                                                                   man (1993-1997) and Interim
                                                                   President (2002) of the
                                                                   America Council of Learned
                                                                   Societies.

David H. Porter                 Director            Since 1997     Visiting Professor of Classics,            None
5 Birch Run Drive                                                  Williams College, since 1999;
Saratoga Springs, NY 12866                                         President Emeritus, Skidmore
Age 68                                                             College since 1999 and Presi-
                                                                   dent, 1987-1998.

Paul Craig Roberts              Director            Since 1983     Chairman, Institute for Political     A. Schulman
169 Pompano St.                                                    Economy.                              Inc.
Panama City Beach, FL 32413                                                                              (plastics)
Age 65

Nancy-Beth Sheerr               Director            Since 1996     Senior Financial Advisor, Veri-            None
1409 Beaumont Drive                                                table, L.P. (investment advisor)
Gladwyne, PA 19035                                                 since April 1, 2004; Senior Fi-
Age 55                                                             nancial Advisor, Hawthorne,
                                                                    2001-2004.
Officers

Brett Mitstifer                 Vice President      Since 2003     Portfolio Manager with the Ad-              --
Age 41                                                             viser since 2003; Executive
                                                                   Vice President; Hovey, Young-
                                                                   man Associates (investment
                                                                   management), 2000-2003;
                                                                   Portfolio Manager, Bankers
                                                                   Trust, 1997-2000.

Sigourney B. Romaine            Vice President      Since 2003     Portfolio Manager with the Ad-              --
Age 60                                                             viser since 2002; Securities
                                                                   Analyst with the Adviser,
                                                                   1996-2002.

David T. Henigson               Vice President,     Since 1994     Director, Vice President and                --
Age 46                          Secretary and                      Compliance Officer of the Ad-
                                Treasurer                          viser. Director and Vice Presi-
                                                                   dent of the Distributor. Vice
                                                                   President, Secretary and Trea-
                                                                   surer of each of the 14 Value
                                                                   Line Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.


     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2003. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                    TOTAL
                                                 COMPENSATION
                                                  FROM FUND
                                    AGGREGATE      AND FUND
                                  COMPENSATION     COMPLEX
            NAMES OF PERSONS        FROM FUND     (15 FUNDS)
            -------------------- -------------- -------------
            Jean B. Buttner          $  -0-        $   -0-
            John W. Chandler          3,161         45,000
            Frances T. Newton         3,161         45,000
            Francis C. Oakley         3,161         45,000
            David H. Porter           3,161         45,000
            Paul Craig Roberts        3,161         45,000
            Marion N. Ruth              -0-            -0-
            Nancy-Beth Sheerr         3,161         45,000


     As of the date of this Statement of Additional Information, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owned all of the outstanding shares of the Fund. Such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940. The address of The Guardian Insurance & Annuity Company, Inc. is 7 Hanover Square, New York, New York. It is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

     None of the Directors own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Director in all of the Value Line Funds as of December 31, 2003:



                                        AGGREGATE DOLLAR
                                         RANGE OF EQUITY
                                        SECURITIES IN ALL
            NAME OF DIRECTOR         OF THE VALUE LINE FUNDS
            ------------------      ------------------------
            Jean B. Buttner         Over $100,000
            John W. Chandler        $10,001 -- $50,000

                                         AGGREGATE DOLLAR
                                          RANGE OF EQUITY
                                         SECURITIES IN ALL
            NAME OF DIRECTOR          OF THE VALUE LINE FUNDS
            --------------------     ------------------------
            Frances T. Newton        $10,001 -- $50,000
            Francis C. Oakley        $10,001 -- $50,000
            David H. Porter          $10,001 -- $50,000
            Paul Craig Roberts       Over $100,000
            Marion N. Ruth           Over $100,000
            Nancy-Beth Sheerr        $10,001 -- $50,000



     None of the non-interested Directors, and his or his immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Value Line Securities, Inc., the Fund's distributor (the "Distributor").


PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.


ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

     o Generally, the Fund supports the company's nominees to serve as directors.

     o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

          o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

          o Provisions of the corporate charter addressing indemnification of directors and officers;

          o    Stock repurchase plans; and

          o    The selection of independent accountants.

     o The types of matters on corporate governance that the Adviser would expect to vote against include:

          o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

          o    The adoption of a classified board;

          o The adoption of poison pill plans or similar anti-takeover measures; and

          o The authorization of a class of shares not held by the Fund with superior voting rights.


COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.


SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. During 2001, 2002 and 2003, the Fund paid or accrued to the Adviser advisory fees of $2,935,666, $2,124,804 and $1,689,849, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds of similar size with a similar investment objective, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $3 billion.

     Certain of the Adviser's clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent auditors and also performs certain tax preparation services.


                          SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .40% of the Fund's average daily net assets. During the fiscal year ended December 31, 2003, the Fund paid fees of $1,351,879 to the Distributor under the Plan. The Distributor incurred $2,171,753 in advertising and other marketing expenses.

     The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to:
(i) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective owners of Contracts; (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund;
(iii) providing incentives and compensation to GIAC to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; and (iv) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by GIAC in funding Contracts.

     The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Fund shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Fund or that provide support services to owners of Contracts.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving the investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the funds in proportion to the number of their shareholders.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

     During 2001, 2002 and 2003, the Fund paid brokerage commissions of $1,295,777, $1,301,306 and $1,061,390, respectively, of which $754,767 (58%),
$68,564 (5%) and $520,520 (49%), respectively, was paid to the Distributor, a subsidiary of the Adviser. The Distributor clears transactions for the Fund through unaffiliated broker-dealers. During 2002, the Fund paid $112,422 to the Distributor for reimbursement of trading services on behalf of the Fund.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2003, $896,690 (84%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $164,700 (16%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     During 2003, the Fund acquired securities of Lehman Brothers Holdings Inc., one of the Fund's regular brokers. At December 31, 2003, the Fund owned shares in such issuer with a value of $5,405,000.


     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                  CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Fund are available to the public only through the purchase of certain contracts or policies issued by GIAC. There are no minimum investor requirements.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or
(b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.



                                      TAXES


     The Fund has elected to be treated, has qualified, and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Fund which are distributed to shareholders in accordance with timing and other requirements of the Code.

     In order to qualify as a regulated investment company under the Code, a fund must, among other things, (a) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and (b) diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and no more than 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and which are engaged in the same, similar, or related trades or businesses.


     The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts.

These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Fund as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Fund may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company would subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders.


     Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by the insurance company rather than by the Contractholders.


     Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

     Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

     The Fund may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


     The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Fund and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.



                                PERFORMANCE DATA


     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual total returns for the one, five and ten year periods ending December 31, 2003 were 19.49%, --2.87% and 7.96%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.



                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 2003, including the financial highlights for each of the five fiscal years in the period ended December 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.


   (a)      Articles of Incorporation.*

   (b)      By-laws.*

   (c)      Not applicable.

   (d)      Investment Advisory Agreement.*

   (e)      Distribution Agreement.*

   (f)      Not applicable.

   (g)      Custodian Agreement.*

   (h)      Agreement with The Guardian Insurance & Annuity Company, Inc.*

   (i)      Legal Opinion.*


   (j)      Consent of independent auditors.


   (k)      Not applicable.

   (l)      Not applicable.


   (m)      Service and Distribution Plan.***


   (p)      Code of Ethics.**


------------
* Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17, filed April 26, 2000, and incorporated herein by reference.


*** Filed as an exhibit to Post-Effective Amendment No. 20, filed February 26, 2003, and incorporated herein by reference.




ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Sixth (7) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16, filed February 26, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                         OTHER EMPLOYMENT
----------------------- --------------------------- -----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   --------------------------------------------
                        Director
David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor
Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a Di-
                        and Director                rector of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer     --------------------------------------------

Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive, President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner, MD    Director                    Postdoctoral Fellow, Harvard University

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

     (b)


                                    (2)
                                         POSITION AND             (3)
                   (1)                      OFFICES          POSITION AND
           NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
            BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
     -------------------------------   ------------------   ----------------

     Jean Bernhard Buttner             Chairman of the      Chairman of the
                                       Board                Board and
                                                            President

     David T. Henigson                 Vice President,      Vice President,
                                       Secretary,           Secretary and
                                       Treasurer and        Treasurer
                                       Director

     Stephen LaRosa                    Asst. Vice           Asst. Treasurer
                                       President


      The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c)    Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)


      State Street Bank and Trust Company
      c/o BFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)


      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                                ----------------

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 10, 2004 relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Report to Shareholders of Value Line Centurion Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 19, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of April, 2004.


                                       VALUE LINE CENTURION FUND, INC.

                                       By: /S/ DAVID T. HENIGSON
                                           -------------------------------------
                                           DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURES                        TITLE                    DATE
         ----------                        -----                    ----

      *JEAN B. BUTTNER       Chairman and Director;           April 19, 2004
     (JEAN B. BUTTNER)         President; Principal
                               Executive Officer

      *JOHN W. CHANDLER      Director                         April 19, 2004
     (JOHN W. CHANDLER)

      *FRANCES T. NEWTON     Director                         April 19, 2004
     (FRANCES T. NEWTON)

      *FRANCIS C. OAKLEY     Director                         April 19, 2004
     (FRANCIS C. OAKLEY)

      *DAVID H. PORTER       Director                         April 19, 2004
      (DAVID H. PORTER)

      *PAUL CRAIG ROBERTS    Director                         April 19, 2004
     (PAUL CRAIG ROBERTS)

      *MARION N. RUTH        Director                         April 19, 2004
     (MARION N. RUTH)

      *NANCY-BETH SHEERR     Director                         April 19, 2004
     (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON   Treasurer; Principal Financial   April 19, 2004
    ----------------------   and Accounting Officer
     (DAVID T. HENIGSON)


*By  /S/ DAVID T. HENIGSON
   -------------------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)